Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	INCOME TAXES
Through July 6, 2018 and prior to the Merger with AltaGas, WGL and its wholly owned subsidiaries filed a consolidated federal income tax return and various state income tax returns where they had a business presence. WGL and each of its subsidiaries participated in a tax sharing agreement that apportioned the consolidated tax among the subsidiaries on the separate return method.
Effective with the Merger and beginning July 7, 2018, our tax year end changed to December 31 and Washington Gas was included with AltaGas’ wholly owned US subsidiaries’ consolidated income tax return with AltaGas Services (U.S.), (ASUS) being the parent company of the consolidated group. Accordingly, Washington Gas filed a final return as part of the WGL's consolidated income tax return for the short tax year from October 1, 2017 to July 6, 2018. WGL and its wholly owned subsidiaries were included in the AltaGas' consolidated income tax returns beginning with the period from July 7, 2018 to December 31, 2018. We have established a new tax sharing policy with ASUS that allocates consolidated tax liabilities and benefits using a ratio determined by the separate taxable income for each member applied to the consolidated return tax liability of the group. Income taxes recorded for the period October 1, 2017 through July 6, 2018 were based on amounts we incurred as standalone corporations. State income tax returns are filed on a separate company basis in most states and on a unitary basis as required, where we or the consolidated ASUS group have operations and/or a requirement to file.
At December 31, 2019, Washington Gas recorded $5.5 million receivable and $0.6 million payable with associate companies under the ASUS tax sharing policy. The amounts were recorded in "Receivable from associated companies" and "Payable to associated companies" on Washington Gas' balance sheets.
Impact of US Federal Income Tax Reform of 2017
On December 22, 2017, the Tax Act was signed into law. As of December 31, 2018, Washington Gas has completed its assessment of the accounting for applicable effects of the Tax Act and recorded the following measurement period adjustments in accordance with SEC Staff Accounting Bulletin 118 (SAB 118).
Bonus depreciation: Under the Tax Act, regulated public utility property is ineligible for bonus depreciation and is depreciated under the Modified Accelerated Cost Recovery System (MACRS) while non-utility property is eligible for 100% bonus depreciation. In accordance with the August 8, 2018 proposed depreciation regulations and the transitional rule above, an amount of $86.2 million of additional depreciation deduction for the short period ended July 6, 2018 was recorded in the fiscal year ended September 30, 2018. We recognized an additional $17.4 million of bonus eligible assets for the three months ended December 31, 2018.
Decrease in regulated revenues: In January 2018, Washington Gas filed applications for approval to reduce the distribution rates it charges customers in Maryland, Virginia and the District of Columbia to reflect the impact of the Tax Act. These applications proposed to reduce rates in these jurisdictions by a combined amount of $41.2 million annually, until base rates are reestablished in a separate rate proceeding. As described further below, the portion of this reduction in regulated revenues represented by the re-measurement of deferred tax assets and liabilities was recorded as a net regulatory liability under ASC 980, Regulated Operations. The net regulatory liability recorded is the amount we considered probable of regulatory treatment and refunded to customers in future periods. In addition, a portion of this reduction in regulated revenues relates to the federal tax expense at the new federal rate of 21% included in current base rates, effective January 1, 2018. For the three months ended December 31, 2018, the revenues were lowered by an additional $13.7 million. For the fiscal year ended September 30, 2018, revenues were lowered by $27.5 million to reflect the regulatory impact of the Tax Act.
Uncertain tax position: For the fiscal year ended September 30, 2018, the re-measurement of Washington Gas’ uncertain tax position related to temporary difference associated with repairs expense was a decrease in the amount of $14.8 million. Generally, a reserve for uncertain tax benefits related to prior years would not be re-measured if the tax exposure related to prior years where the federal income tax rate was 35%. However, Washington Gas' reserve for uncertain tax benefits relates solely to repair deductions for which the tax consequence of any disallowed deductions related to these temporary differences is expected to be prospective only. For the three months ended December 31, 2018, there was no additional impact recognized associated with re-measurement.
Re-measurement of deferred tax assets and liabilities: Under ASC Topic 740, the tax rate used to measure deferred tax assets and liabilities are the tax rates expected to be in place when the liability is expected to be ultimately settled or the asset recovered. We re-measured deferred tax balances as of September 30, 2017. The re-measurement of our deferred tax assets and liabilities includes the impact on our cumulative prior year deferred tax asset net operating loss (DTA NOL), investment tax credit and related attributes and deferred taxes associated with our benefit plans.
As of September 30, 2018, the effect of the re-measurement at a federal tax rate of 21% resulted in a net decrease in deferred tax liabilities in the amount of $421.7 million, including net tax gross-up, primarily related to the impact on plant-related deferred tax liabilities. The re-measurement of deferred tax assets not associated with rate-making were recorded as income tax expense of $7.0 million.
Under ASC Topic 980, we recorded a regulatory liability for excess deferred income taxes of $431.0 million including tax gross-up for the fiscal year ended September 30, 2018. Included in this amount. we recorded a decrease for flow-through depreciation related items and an increase for the re-measurement of non-plant excess deferred taxes (including the net operating loss carryforward deferred tax asset). These adjustments both included the appropriate tax gross-up.
For the three months ended December 31, 2018, the final re-measurement implementation resulted in a net increase in deferred tax liabilities in the amount of $5.9 million, including net tax gross-up, and an increase to income tax expense of $1.2 million.
For the three months ended December 31, 2018, under ASC Topic 980, we reduced the net regulatory liability for excess deferred income taxes of $6.1 million including tax gross-up.
For the fiscal year ended September 30, 2018, the Company had cumulative taxable losses, and as a result, the Company recorded its deferred tax liabilities at a federal rate of 21% because all amounts will reverse in future years when the rate is expected to be 21%.
Components of Income Tax Expense or Benefit
The following tables provide the components of income tax expenses for the calendar year ended December 31, 2019, three months ended December 31, 2018, and for fiscal years ended September 30, 2018 and 2017.

Components of Income Tax Expense (Benefit)
	Calendar Year Ended December 31,	Three Months Ended December 31,	Fiscal Years Ended September 30,
(In thousands)	2019	2018	2018	2017
Current:
Federal	$—	$—	$—	$1,722
State	—	—	1,274	1,283
Total current	—	—	1,274	3,005
Deferred:
Federal	11,496	8,746	(35,668)	66,106
State	7,245	(1,110)	10,107	13,479
Total deferred(a)(b)	18,741	7,636	(25,561)	79,585
Amortization of investment tax credits	(658)	(165)	(702)	(751)
Total income tax expense (benefit)	$18,083	$7,471	$(24,989)	$81,839
(a) Includes tax expense of $1.2 million and $7.0 million related to re-measurement of deferred income taxes for three months ended December 31, 2018 and the fiscal year ended September 30, 2018, respectively.
(b)The amounts were adjusted due to the change in accounting principle we made during the third quarter of 2020. We have retrospectively applied the change in accounting principle to all applicable prior period financial information presented herein as required. Refer to Note 1 — Accounting Policies for further discussion.
Rate Reconciliation
The effective income tax rate from continuing operations varies from the U.S. Federal statutory rate principally due to the following:

Reconciliation Between the Statutory Federal Income Tax Rate and Effective Tax Rate
	Calendar Year Ended December 31,		Three Months Ended December 31,		Fiscal Years Ended September 30,
(In thousands)	2019		2018		2018		2017
Income taxes at statutory federal income tax rate(a)	24,189	21.00%	11,670	21.00%	(10,319)	21.00%	76,767	35.00%
Increase (decrease) in income taxes resulting from:
Plant basis differences	699	0.61	(4,261)	(7.67)	1,079	(2.20)	2,213	1.01
Allowance for funds used during construction	—	—	(520)	(0.94)	(70)	0.14	(291)	(0.13)
Amortization of investment tax credits	(658)	(0.57)	(165)	(0.30)	(703)	1.43	(751)	(0.34)
Amortization of excess deferred taxes	(18,020)	(15.64)	(2,431)	(4.37)	(9,798)	19.94	(196)	(0.09)
Cost of removal	5,837	5.07	(28)	(0.05)	(1,561)	3.18	(2,944)	(1.34)
State income taxes-net of federal benefit	6,259	5.43	2,665	4.80	(2,492)	5.07	9,778	4.46
Re-measurement	—	—	1,243	2.23	7,031	(14.31)	—	—
ASU 2016-09 adoption	—	—	—	—	(3,223)	6.56	—	—
Return to provision adjustment	(1,666)	(1.45)	—	—	(4,669)	9.50	(4,859)	(2.22)
Compensation Limitation under 162(m) and 280G	1,032	0.90	—	—	—	—	—	—
Other items-net	411	0.35	(702)	(1.26)	(264)	0.54	2,122	0.96
Total income tax expense (benefit) and effective tax rate	$18,083	15.70%	$7,471	13.44%	$(24,989)	50.85%	$81,839	37.31%
(a)As a result of the merger with AltaGas, Washington Gas is subject to two separate short periods and accompanying returns. The first period through July 6, 2018 is subjected to a higher, blended federal statutory tax rate. Due to the net operating loss for federal tax purposes through September 30, 2018, all the year activity is ultimately taxed at 21%. As such, for presentational purposes, we applied a 21% rate to the entire fiscal year 2018 activity.
Components of accumulated deferred income tax assets and liabilities
The following table provides the components of accumulated deferred income tax assets (liabilities) for Washington Gas at December 31, 2019 and 2018, and September 30, 2018.

Components of Accumulated Deferred Income Tax Assets (Liabilities)
(In thousands)	December 31, 2019	December 31, 2018
Deferred income tax assets:
Pensions (a)	$15,718	$23,574
Uncollectible accounts	4,856	1,680
Inventory overheads	3,504	4,088
Employee compensation and benefits	30,461	40,960
Derivatives	6,522	8,737
Income taxes recoverable through future rates	130,946	96,256
Net operating loss	132,774	84,674
Total assets	324,781	259,969
Deferred income tax liabilities:
Other post-retirement benefits (a)	88,031	64,625
Accelerated depreciation and other plant related items	691,134	636,196
Losses/gains on reacquired debt	499	571
Deferred gas costs	9,831	14,928
Other	3	1,037
Total liabilities	789,498	717,357
Net accumulated deferred income tax assets (liabilities)	$(464,717)	$(457,388)
(a) The amounts were adjusted due to the change in accounting principle we made during the third quarter of 2020. We have retrospectively applied the change in accounting principle to all applicable prior period financial information presented herein as required. Refer to Note 1 — Accounting Policies for further discussion.
The Company’s net operating losses generated through December 31, 2019 have expiration dates beginning in 2033. The Company's net operating losses will be utilized under the settlement of the tax sharing policy with affiliated companies.
Tabular Reconciliation of Unrecognized Tax Benefits
The following table summarizes the change in unrecognized tax benefits during calendar year ended December 31, 2019, three months ended December 31, 2018, and fiscal years of 2018 and 2017, and our total unrecognized tax benefits at the periods under the provisions of ASC Topic 740:

Unrecognized Tax Benefits
	Calendar Year Ended December 31,	Three Months Ended December 31,	Fiscal Years Ended September 30,
(In thousands)	2019	2018	2018	2017
Total unrecognized tax benefits at beginning of the periods	$35,906	$43,567	$48,009	$42,283
Increases resulting from current period tax positions	—	2,574	10,947	10,766
Decreases resulting from prior period tax positions	(9,447)	(10,235)	(15,389)	(5,040)
Total unrecognized tax benefits at end of the periods	$26,459	$35,906	$43,567	$48,009
During the calendar year ended December 31, 2019, the three months ended December 31, 2018 and the fiscal year ended September 30, 2018, the unrecognized tax benefits for Washington Gas decreased by approximately $9.4 million, $7.7 million and $4.4 million, respectively, relating to uncertain tax positions, primarily due to the change in tax accounting for repairs and closed periods. If the amounts of unrecognized tax benefits are eventually realized, it would not materially impact the effective tax rate. It is reasonably possible that the amount of the unrecognized tax benefit with respect to some of Washington Gas’ uncertain tax positions will significantly increase or decrease in the next 12 months, if the IRS were to finalize and issue its proposed revenue procedure for gas distribution repair deductions.
Amounts of Interest and Penalties Recognized
Washington Gas recognizes any accrued interest associated with uncertain tax positions in interest expense and recognizes any accrued penalties associated with uncertain tax positions in other expenses in the statements of income. During the calendar year ended December 31, 2019, three months ended December 31, 2018 and the fiscal years ended September 30, 2018 and 2017, there were no accrued interest expense or penalties associated with uncertain tax positions.